# McMoRan Exploration Co.

www.mcmoran.com www.mpeh.com

# 3rd Quarter 2007 Conference Call

James R. Moffett Richard C. Adkerson

Co-Chairmen of the Board

October 19, 2007

MMR LISTED NYSE

# Cautionary Statement

*This is an oral presentation which is accompanied by slides. Readers are urged to review our SEC filings.*

*This presentation contains certain forward-looking statements regarding various oil and gas discoveries; oil and gas exploration, development and production activities; anticipated and potential production and flow rates; anticipated revenues; the economic potential of properties; estimated exploration costs; the Newfield acquisition; the potential Main Pass Energy Hub™ Project, and the estimated capital costs for developing the project. Accuracy of these forward-looking statements depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. McMoRan cautions readers that it assumes no obligation to update or publicly release any revisions to the forward-looking statements in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise these statements more frequently than quarterly. Important factors that might cause future results to differ from these forward-looking statements include: variations in the market prices of oil and natural gas; drilling results; unanticipated fluctuations in flow rates of producing wells; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; general exploration and development risks and hazards; the ability to issue long term notes and equity-linked securities to repay bridge facility; and the ability to obtain commercial arrangements and significant project financing for the potential Main Pass Energy Hub™ project. Such factors and others are more fully described in more detail in McMoRan's 2006 Annual Report on Form 10-K, and subsequent Quarterly Reports on Form 10-Q on file with the Securities and Exchange Commission.*

*The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain phrases and terms in this presentation, such as "in-house estimates of proved, probable and possible reserves" and "gross unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. Estimates of proved reserves meeting the SEC's requirements are included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2006 and on Form 8-K/A filed on August 6, 2007.*

# 3Q07 Highlights

- Completed Acquisition of Newfield Shelf Properties
- Deepening at Flatrock Confirms Additional Pay
- Continued Active Deep Gas Exploration & Development Activities
  - Discoveries on 17 of 32 Prospects Since 2004
  - Cottonwood Point Discovery in Progress
- Reserve Additions/Revisions From Legacy Properties Replaced Over 200% of 1H07 Production
- 3Q07 Pro Forma Production Averaged 278* MMcfe/d
  - Includes 230 MMcfe/d From NFX Properties
  - 4Q07 Production Expected to Average ~290 MMcfe/d
  - Flatrock & Hurricane Deep Expected to Commence in 4Q07

** After considering production consumed in operations*

# NFX Transaction Overview

- **Acquired Newfield's GOM Shelf Properties for ~$1.1 Billion**
  - **Estimated Proved Reserves of 321 Bcfe as of July 1, 2007**
    - Probables: 77 Bcfe; Possibles: 30 Bcfe
  - **1.25 Million Gross Acres; 0.5 Million Net Acres**
  - **Closed August 6, 2007; Effective July 1, 2007**
- **Attractive Economics***
  - **PV10 of Proved Reserves $1.55 Billion**
  - **IRR 27% with Additional Upside**
- **Expanded Size and Scale for McMoRan's Focus on GOM Shelf**
- **Complements McMoRan's Deep Gas Exploration Portfolio**
  - **High Quality Producing Assets**
  - **Low-Risk Exploitation Potential**
  - **Upside to Deep Rights**
  - **Joint Team to Pursue Exploration of Non-HBP Blocks**

**Based on Forward Curve pricing as of June 30, 2007 resulting in average realized prices of $8.51/Mcf for natural gas and $66.87/bbl for oil*

# Pro Forma Reserve Data as of 7/1/07

| | Bcfe |
|---|---|
| Ryder Scott Proved Reserves at 12/31/06 (MMR Legacy Properties) | 75.8 |
| First Half 2007 Production | (11.2) |
| Additions/Revisions | 22.9 |
| Ryder Scott Proved Reserves at 7/1/07 (MMR Legacy Properties) | 87.5 |
| Acquired Properties* | 321.3 |
| Pro Forma Net Proved Reserves at 7/1/07 | 408.8 |
| 3P Reserves at 7/1/07 | 717 Bcfe |

*Substantially all of the reserves have been historically evaluated by Ryder Scott Company, L.P.

*Cautionary Language: The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions.* ***We use certain phrases and terms, such as "estimates of proved, probable and possible reserves (3P reserves)" which the SEC's guidelines strictly prohibit us from including in filings with the SEC.*** *Estimates of proved reserves meeting the SEC's requirements are included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2006 and on Form 8-K/A filed on August 6, 2007.*

# Key Statistics

### Proved Reserves


450
400
350
300
250
200
150
100
50
0
Bcfe
17
50
82
76
409
Acquired in NFX Transaction
2003
2004
2005
2006
Mid-year 2007

### Production Growth


300
250
200
150
100
50
0
MMcfe/d
7
36
65
278*
Acquired in NFX Transaction
2004
2005
2006
3Q07 Pro Forma

### Cumulative Exploration Success Rate Since Beginning 2004


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
44%
42%
50%
53%
2004
2005
2006
YTD 2007

* After considering production consumed in operations

# Pro Forma 3Q07 Average Production Rates For Top Fields (MMcfe/d)



LA State Lease 18090 "Long Point" Gross: 47; Net: 13
"Laphroaig"(1) Gross: 44; Net: 17
Grand Isle 3 Gross: 20; Net: 7
Vermilion 215 Gross: 9; Net: 7
South Marsh Island 49 Gross: 9; Net: 8
Main Pass 299 Gross: 10; Net: 8
West Delta 133 Gross: 13; Net: 7
High Island 472 Gross: 10; Net: 7
Eugene Island 182 Gross: 21; Net: 13
Eugene Island 251/262 Gross: 26; Net: 12
South Timbalier 148 Gross: 19; Net: 7
South Marsh Island 141 Gross: 14; Net: 9
High Island 474 Gross: 13; Net: 7
Garden Banks 208 Gross: 18; Net: 8

(1) Current production rate. Well commenced production in August 2007.
NOTE: Amounts before production consumed in operations.

# Pro Forma Proved Reserves as of 7/1/07

## By Category


PUD
25%
PDP
30%
PDNP
38%
PDSI
7%

409 Bcfe

## By Commodity


Oil
31%
Gas
69%

409 Bcfe

# PV 10 of Pro Forma Reserves Using NYMEX Forward Pricing

**$358 Million[(1)]**


Legacy Properties

**75 Bcfe**

***12/31/06***

**$2.0 Billion[(2)]**


$0.45
Billion
Acquired
Properties
$1.55
Billion

**411 Bcfe[(3)]**

***7/1/07***

---

(1) Based on NYMEX forward pricing assumptions on 12/31/06 resulting in average realized prices of $8.03/Mcf for natural gas and $58.06/bbl for oil
(2) Based on NYMEX forward pricing assumptions on 7/1/07 resulting in averaged realized prices of $8.59/Mcf for natural gas and $67.29/bbl of oil
(3) The forward curve case includes 2 additional Bcfe vs. case based on SEC assumptions due to improved economics

# Gulf of Mexico Acreage Rankings

*(up to 2,500 feet of water)*

## Gross Acres *(millions)*



0.0
0.5
1.0
1.5
2.0
Apache-GOM Shelf
McMoRan
ChevronTexaco
W&T
Petrobras America
BP Amoco
Magnum Hunter-Bluebird
Devon En
BHP
Kerr McGee
Mariner
Remington O&G
Hydro
El Paso
ExxonMobil
Hunt Chieftain
Shell
Stone
Hess
LLOG

## Net Acres *(millions)*



0.0
0.5
1.0
1.5
2.0
Apache-GOM Shelf
ChevronTexaco
BP Amoco
W & T
Petrobras America
McMoRan
Hydro
Devon En
ExxonMobil
El Paso
BHP
LLOG
Kerr McGee
Magnum Hunter-Bluebird
Shell
Remington O&G
Mariner
Stone
Hess
Hunt Chieftain

*Source: OWL Database © 1991-2007, Lexco Data Systems, Inc. as of 10/11/07*

# GOM Area of Operations

## 1.6 Million Gross Acres
## 0.7 Million Net Acres



MOXY Acreage
- Legacy
- HBP Acquired from NFX
- Ultra-deep Acquired from NFX

# OCS Lease Sale 205 – Food For Thought

- **Second Largest Sale in MMS History; Biggest Sale in 24 Years**
  - **$2.9 Billion ($5.2 Billion Exposed) – Shallow, Mid & Deep Water**
  - **Average Price/Acre: $800**
  - **1983 Sale Generated $3.5 Billion in Winning Bids (Shelf Only)**
  - **Past 10-year Average – $460 Million ($700 Million Exposed)**

## OCS Lease Sale Metrics ($800/acre) Applied to McMoRan Acreage


$1.5
$1.0
$0.5
$0.0
$ in billions
$1.3
$0.3
MMR Legacy Acreage
$1.0
Newfield Acreage Acquired
$0.5
$0.1
$0.4
Gross
Net

NOTE: For illustrative purposes only. Acreage values on leases can vary significantly depending on perceived prospectivity.

# Flatrock Potential Major Discovery




211
212
213
218
217
216
SMI 212
Flatrock
McMoRan #229
Drilling
SMI 212
Flatrock "C"
McMoRan
Prop. Loc.
2007 DISCOVERY
FLATROCK
SMI 212
Flatrock
McMoRan #228
Completing
260' Net Pay
SMI 212
Flatrock "D"
McMoRan
Will Spud Oct. 07
HURRICANE DEEP
SMI 217
Hurricane Deep
McMoRan #226
Tested
15 MMCFGPD
Gross
HURRICANE
SMI 217
McMoRan #223, #227
Producing
#225 Evaluating

***South Marsh Island Blocks 212/217***

- Discovery well encountered 260' net pay in 8 sands
- First production expected in 4Q07
- Flatrock No. 2 drilling at 5,000'
- Flatrock No. 3 to commence in 4Q07
- Control significant acreage in this important area

# ~6 Tcfe of Historical Shallow Production in OCS 310/LA State Lease 340 Area


209
208
207
17S5E
LIGHTHOUSE POINT 0.5 TCFE
210
211
212
213
LA STATE LEASE 340
MOUND POINT 2.6 TCFE
TIGER SHOAL FIELD 3.3 TCFE
219
218
217
216
215
214
OCS 310
3 MILE LINE
220
221
222
223
224
225
10'
232
231
230
1 Miles
229
228
227
226
SMI 236 FIELD 0.5 TCFE

# Deeper Pool Success in OCS 310/ LA State Lease 340 Area



209
208
207
17S5E
LA STATE LEASE 340
210
211
A
212
213
MOUND POINT
McMoRan #2
FLATROCK
McMoRan #228
FLATROCK
McMoRan #229
Drilling
MOUND POINT
El Paso #1(114)
ONLINE 4Q03
FLATROCK
McMoRan #230
Location
219
218
217
216
215
214
MOUND POINT
El Paso #2
HURRICANE
McMoRan #223
McMoRan #227
ONLINE 1Q05
HURRICANE DEEP
McMoRan #226
OCS 310
3 MILE LINE
MOUND POINT SOUTH
McMoRan #5
220
221
222
223
224
225
JB MOUNTAIN
El Paso #218ST
El Paso #219
ONLINE 2Q03
A'
JB MOUNTAIN DEEP
McMoRan #224
232
231
230
229
228
227
226
BLUEBERRY HILL
McMoRan #1
1 Miles

# Hydrocarbon Intervals Encountered To Date in OCS 310/LA State Lease 340 Area

## Deeper Pool Drilling Results Confirm Existence of Hydrocarbons in Middle Miocene Below 15,000'


A
A'
ROB-L
4 Wells Encountered
5 Pay Sands
OPERC
5 Wells Encountered
5 Pay Sands
GYRO
6 Wells Encountered
6 Pay Sands
"Big Blue" Fault
15,000'
20,000'
25,000'

# Mound Point South Exploration Prospect



**MMR Working Interest: 18.3%**

**MMR Net Revenue Interest: 14.5%**

**Water Depth: 8'**

**Gross Unrisked Potential: 500 Bcfe**

**Net Unrisked Potential: 70 Bcfe**


McMoRan #2
Mound Point
Positive Test
PRODUCING
ONLINE 4Q03
MOUND POINT
El Paso #1(114)
Mound Point
Producing
213
18S5E
6
5
McMoRan
Mound Point East M3
McMoRan
Mound Point West
Prop. Loc
El Paso #2
Mound Point
TA
216
215
214
McMoRan
Mound Point East M4
McMoRan #5
Mound Point South
TA

***LA State Lease 340***

- Potential Discovery
- 15' net of pay indicated by Wireline Logs
- Special Tubulars Needed for Completion

# OCS 310/LA State Lease 340 – Gross Unrisked Potential For The Area Below Shallow Production


LIGHTHOUSE POINT .5 TCFE
FLATROCK/HURRICANE 1.5 TCF
LA STATE LEASE 340
MD. PT. WEST 0.5 TCF
MD. PT. EAST 0.5 TCF
MILE LINE
OCS 310
MOUND POINT 2.6 TCFE
MD. PT. SOUTH 0.5 TCF
TIGER SHOAL FIELD 3.3 TCFE
BLUEBERRY HILL 0.5 TCF
J.B. MOUNTAIN 0.5 TCF
J.B. MOUNTAIN DEEP 0.5 TCF
SMI 236 FIELD .5 TCFE
1 Miles
Potential
Historical Production
17S5E
TEXACO
BOIS D'ARC
PRS OFF
STONE
209
208
207
210
211
212
213
219
218
216
220
221
222
224
232
231
230
229
228
227
226

# Cottonwood Discovery


VR 31
Plains #26
Drilling
43' net pay
in Rob L
29
30
210
VERMILION
SOUTH
MARSH
ISLAND
N. ADDN
CHEVRON
31
TEXACO
219
WOODSIDE
32
CHEVRON
50
ONE MILE
VR 31 (Cottonwood)
TEXACO
220
HUNT
BOIS D'ARC
TEXACO

**MMR Working Interest: 15.0%**

**MMR Net Revenue Interest: 11.3%**

**Water Depth: 15'**

**Gross Acreage: 5,523**

**Gross Unrisked Potential: 400 Bcfe**

**Net Unrisked Potential: 45 Bcfe**

**Proposed Total Depth: 21,000'**

***Vermilion Block 31***

- 43' net of pay indicated by Wireline Logs
- Drilling Continues to Evaluate Deeper Objectives

McMoRan Exploration Co.

# Blocks Acquired in NFX Transaction
## With 100+ Bcfe of Cumulative Historical Production

### Over 30 Areas to Evaluate Deeper Pool Concept Opportunities



EC 33
SX 18
WC 192
SMI 49
MP 259
WC 294
EI 182
SS 94
SS 69
SS 149
GI 76
MP 255
WC 507
VR 215
WC 532/533
HI 474/489/499
EC 286
WD 24
WC 580
HI 537
SMI 141
WD 152
ST 148
HI 283
EC 373
SS 269
SS 169/170
HI 571
WC 639
WC 617
EI 346
SMI 160/161
EI 251/262
Aggregate Production
100 to 250 Bcfe
251 to 500 Bcfe
Over 501 Bcfe

NOTE: Cumulative production data from Lexco/MMS as of March 2007

# Traditional/Deep Gas/Ultra-Deep



Geologic Model-Deep Shelf 15,000'-30,000'
Rover Prospect
Shallow Field
Blackbeard North Prospect
Blackbeard Prospect
Blackbeard West #1
Princess Prospect
Shallow Field
Traditional Shelf
Deep Gas Play
Ultra-Deep
Plio / Pleistocene
Pliocene
Miocene
Pliocene
Miocene
Current T.D.
Middle Miocene
Lower Miocene
Paleogene
Mesozoic
Middle Miocene
Lower Miocene
Paleogene
Mesozoic
-15,000'
-20,000'
-25,000'
-30,000'
-35,000'
0
20,000'

# Shelf (Blackbeard) vs Deepwater (Tahiti) GOM


SHELF
DEEPWATER
South Timbalier
Green Canyon
MMR Blackbeard East Proposed Location
MMR Blackbeard West PTD 31,300'
Chevron Knottyhead Discovery TD 34,189'
Tahiti Field (Projected)
Tonga Discovery (Projected)
Shallow Water
Deep Water
4500'
PLIO / PLEISTOCENE
SALT
UPPER MIOCENE
Deeper Pool Model
Salt Weld
-15,000'
-20,000'
-30,000'
-34,189'
-40,000'
Current TD
MIDDLE MIOCENE
LOWER MIOCENE
Jack/Cascade Section
PALEOGENE
MESOZOIC
0
7 Miles

**Note:**
**5 Deepwater Rigs due for delivery with 40,000' depth capability.**

# Blackbeard Ultra-deep Exploration Prospect

- **Located at South Timbalier Block 168 in 70 feet of Water**
- **Drilled to 30,067 ft. by Original Operator and its Partners**
  - **Encountered Thin Gas Bearing Sand**
  - **Failed to Reach Primary Target Due to Extreme Pressures and Temperature**
  - **Temporarily Abandoned in August 2006**
- **Drilling Results Confirmed Geological Model**
- **McMoRan Intends to Deepen Well to Evaluate Primary Target**
- **Pursuing Drilling Arrangements**



# Deepwater vs Shelf Deep Play Lease Bonuses


A'
$0.2MM
$0.14MM
Blackbeard East
$0.44MM
$0.2MM
$0.2MM
$0.14MM
$0.2MM
Blackbeard Complex
A'
TEXAS
LOUISIANA
MISSISSIPPI
ALABAMA
FLORIDA
A
$74.1MM
Knottyhead
$31.1MM (2004)
$22.7MM
$21.7MM
$34.9MM
K2 $.15MM (1989)
Tahiti Complex
Tahiti
$.8MM (1996-1998)
$.23MM (1996)
$14.9MM (2002)
Tonga
$.30MM (1988-1995)
Maddog Complex
$55.3MM
$.33MM (1996)
Puma
$23.9MM
$43.4MM
$69.4MM
$32.1MM
Jolly Red
Frampton
$3.2MM (1996)
GREEN CANYON
WALKER RIDGE
$90.5MM
$51.1MM
Bid amounts in blue from October 2007 Lease Sale
Bid amounts in black from prior Lease Sales
0
12 Miles

# Ultra-deep Areas of Interest


EL DORADO
ROBERTS
McMoRan Controls
95,000 Gross Acres
BLACKBEARD
McMoRan Controls
25,000 Gross Acres
EAST BREAKS
McMoRan Controls
50,000 Gross Acres
SCORPIO

Industry Wells of Interest with Implications on McMoRan Acreage

McMoRan Areas of Interest

# Financing

- **Newfield Transaction Funding**
  - **$394 Million Under New $700 Million Bank Credit Facility**
  - **$800 Million Under Bridge Facility**
  - **$100 Million in Letters of Credit for Abandonment**
- **$100 Million Existing Term Loan Repaid in August 2007**
- **$313 Million in Borrowings Under Credit Facility at 9/30/07**
- **Bridge Facility to be Repaid Through Combination of Bonds/Equity/Equity-linked Securities**
  - **SEC Shelf Registration Deemed Effective in October 2007**

# Outlook

- **Pro Forma 4Q07e Production: ~290 MMcfe/d**
  - Includes 230 MMcfe/d From NFX Properties
  - Excludes Production From Flatrock
- **2007 Estimated Capital Expenditures: $190 Million**
  - $150 MM For Deep Gas Exploration and Development
  - $40 MM For Development Costs on NFX Properties
- **2008 CAPEX Budget: ~$200 Million**
  - Includes Multiple Offset Wells at Flatrock

# Strong Cash Flows

*($ in millions)*

## 2008e EBITDAX (1)


$625
$700
$775
-$1/Mcf
-$5/Bbl
Forward
Pricing
+$1/Mcf
+$5/Bbl

## Estimated 2008 CapEx (2)


$200

---

*NOTE: e = estimate. Amounts are projections; see cautionary statement.*

*(1) Based on production estimates for existing fields and assumes NYMEX forward curve pricing as of October 12, 2007 ($7.93/mmbtu and $79.16/bbl average in 2008).*

*(2) Includes costs associated with development of PDNP and PUD reserves and exploration capital. Capital spending will be driven by opportunities and is subject to change.*

# Modeled Debt Reduction

## Projected Net Debt at Varying Prices


($ millions)
$1,194
$1,200
$1,000
$800
$600
$400
$200
$0
$765
$650
$585
$570
$370
$225
Average Gas/Oil Prices*
Net Debt/Annual EBITDAX
$6.50/$55 1.4x
$7.50/$65 1.0x
Forward 0.8x
$6.50/$55 1.6x
$7.50/$65 0.8x
Forward 0.5x
Acquisition Debt August 2007
YE 2008 Including $300 Million in New Equity in 2H07
YE 2009 Including $300 Million in New Equity in 2H07

Note: Based on model results. See Cautionary Statement. EBITDAX equals operating income plus depreciation, depletion, amortization and exploration expenses. NYMEX prices reflect the forward curve as of 10/12/07 (approximately $7.93/mmbtu and $79.16/bbl in 2008 and $8.24/mmbtu and $75.90/bbl in 2009). Model based on McMoRan's projection of existing reserves. Model assumes no exploration success and includes current hedging positions. Debt ratios include funded debt only and exclude MMR Convertible Notes.

* A portion of production has been hedged. Prices indicated are for unhedged volumes.

# Example of Exploration Leverage
## *Flatrock Capital Exposed vs. Potential Value (1)*


Gross
$2.0 Billion
$2,000
$1,500
$1,000
$500
$0
$40 Million
Cost of Initial Well
PV10 Potential(1)
Net
$1.0 Billion
$1,000
$750
$500
$250
$0
Alternative Case
$460 Million
Net to McMoRan
Illustrative Economics Without Farm-in (2)
Based on Current Farm-in Economics (2)
$20 Million
Cost of Initial Well
PV 10 Potential(1)
PV 10 Potential(1)

*(1) PV 10 based on Ryder Scott "3P" reserve estimates for Flatrock, estimates of future development costs and forward pricing as of July 1, 2007*

*(2) Flatrock was drilled under a farm-in arrangement with a third party in which McMoRan paid a disproportionate share of exploration drilling costs. Economics without farm-in assumes McMoRan's drilling interest equals its working interest.*

*Cautionary Language: The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions.* ***We use certain phrases and terms, such as "estimates of proved, probable and possible reserves (3P reserves)" which the SEC's guidelines strictly prohibit us from including in filings with the SEC.*** *Estimates of proved reserves meeting the SEC's requirements are included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2006 and on Form 8-K/A filed on August 6, 2007.*

# Main Pass Energy Hub™


Offloading, LNG Vaporization,
Gas Conditioning Facilities
and Power Generation
LNG Surface Storage
LNG
Ship Mooring
Gas Storage Systems
and Compression
Quarters, Shop,
Warehouse
LNG Vaporization and
Power Generation
Soft Berth™
Platform No.4
Natural Gas
Storage Caverns

**Main Pass Energy Hub™**
**Deepwater Natural Gas Port**
**Conceptual View**

# Key Investment Highlights

- Significant Reserves and Growing Production Profile
- High Impact Exploration Prospects
  - Recent Success Provides Multiple Future Opportunities
- One of the Largest Acreage Holders on GOM Shelf
- Strong Cash Flow Generation
- Additional Upside From Potential MPEH™ LNG/Storage Project
- Experienced Management With a Track Record of Success
- Attractive Risk/Reward Profile